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                                                                 Exhibit 10.24

                           INDEMNIFICATION AGREEMENT
                           -------------------------

     This Indemnification Agreement (the "Agreement") is made and entered into as of the _____ day of _______________, 19__ by and between Tier Technologies, Inc., a California corporation (the "Corporation"), and _______________ ("Indemnitee").

                                   RECITALS
                                   --------

     WHEREAS, Indemnitee performs valuable services for the Corporation in Indemnitee's capacity as a _______________ of the Corporation;

     WHEREAS, the shareholders of the Corporation have adopted provisions in the Amended and Restated Articles of Incorporation (the "Articles") and the Amended and Restated Bylaws (the "Bylaws") permitting or providing for the indemnification of the directors, executive officers, officers, employees, and other agents of the Corporation, including persons serving at the request of the Corporation in such capacities with other corporations or enterprises, as authorized by the California General Corporation Law, as amended (the "Code");

     WHEREAS, the Articles, the Bylaws, and the Code, by their non-exclusive nature, permit contracts between the Corporation and its directors, executive officers, officers, employees, and other agents with respect to indemnification of such persons; and

     WHEREAS, in order to induce Indemnitee to continue to serve as a _______________ of the Corporation, the Corporation has determined and agreed to enter into this Agreement with Indemnitee.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of Indemnitee's continued service as a _______________ after the date hereof, the parties hereto agree as follows:

     1.  Services to the Corporation.  Indemnitee will serve, at the will of the
         ---------------------------
Corporation or under separate contract, if any such contract exists, as a _______________ of the Corporation or an affiliate of the Corporation (including any employee benefit plan of the Corporation) faithfully and to the best of Indemnitee's ability so long as he or she is duly elected and qualified in accordance with the provisions of the Bylaws or other applicable charter documents of the Corporation or such affiliate; provided, however, that Indemnitee may at any time and for any reason resign from such position (subject to any contractual obligation that Indemnitee may have assumed apart from this Agreement) and that the Corporation or any affiliate shall have no obligation under this Agreement to continue Indemnitee in any such position.

     2.  Indemnity.  Subject to a determination pursuant to Section 8 hereof,
         ---------
the Corporation hereby agrees to hold harmless and indemnify Indemnitee:

         a. against any and all expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement, and any other amounts that

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Indemnitee becomes legally obligated to pay because of any claim or claims made against or by him or her in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative (including an action by or in the right of the Corporation) to which Indemnitee is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Indemnitee is, was or at any time becomes a director, executive officer, officer, employee, or other agent of the Corporation, or is or was serving or at any time serves at the request of the Corporation as a director, executive officer, officer, employee, or other agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise; and

         b. otherwise to the fullest extent not prohibited by the Articles, the Bylaws, or the Code.

     3.  Limitations on Additional Indemnity.  To the extent that any of the
         -----------------------------------
matters set forth in subsections (a) through (l) of this Section 3 are successfully established by the Corporation as defenses in accordance with the provisions of Section 9 hereof, no indemnity pursuant to Section 2(a) hereof will be payable by the Corporation:

         a. on account of any claim against Indemnitee for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state, or local statutory law;

         b. on account of Indemnitee's conduct from which Indemnitee derived an improper personal benefit;

         c. on account of Indemnitee's conduct that he or she believed to be contrary to the best interests of the Corporation or its shareholders or that involved the absence of good faith on the part of Indemnitee;

         d. on account of Indemnitee's conduct that constituted intentional misconduct or a knowing and culpable violation of law;

         e. on account of Indemnitee's conduct that showed a reckless disregard for the Indemnitee's duty to the Corporation or its shareholders in circumstances in which Indemnitee was aware, or should have been aware, in the ordinary course of performing his or her duties, of a risk of serious injury to the Corporation or its shareholders;

         f. on account of Indemnitee's conduct that constituted an unexcused pattern of inattention that amounted to an abdication of the Indemnitee's duty to the Corporation or its shareholders;

         g. on account of Indemnitee's conduct which constituted a violation of the Indemnitee's duties under Section 310 or Section 316 of the Code;

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         h.   for which payment is actually made to Indemnitee under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, bylaw, or agreement, except in respect of any excess beyond payment under such insurance, clause, bylaw, or agreement;

         i. if indemnification is not lawful (and, in this respect, both the Corporation and Indemnitee have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication);

         j. in connection with any proceeding (or part thereof) initiated by Indemnitee, or any proceeding by Indemnitee against the Corporation or its directors, executive officers, officers, employees, or other agents, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Corporation, (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Code, or (iv) the proceeding is initiated pursuant to Section 9 hereof;

         k.   with respect to any action by or in the right of the Corporation:

              i. if the Indemnitee is adjudged to be liable to the Corporation in performance of the Indemnitee's duty to the Corporation and its shareholders, unless and only to the extent that the court in which such action is or was pending shall determine upon application that, in view of all of the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for expenses, and then only to the extent that the court shall determine;

              ii. for expenses incurred in defending a pending action which is settled or otherwise disposed of without court approval; or

              iii. for amounts paid in settling or otherwise disposing of a pending action without court approval; and

         l. to the extent, and only to the extent, that indemnification with respect to such action (i) would be inconsistent with the Articles or Bylaws, or a resolution of the shareholders or agreement of the Corporation prohibiting or otherwise limiting such indemnification and in effect at the time of the accrual of the action or (ii) would be inconsistent with any condition expressly imposed by a court in approving a settlement, unless Indemnitee has been successful on the merits or unless the indemnification has been approved by the shareholders of the corporation in accordance with Section 153 of the Code (with the shares of the Indemnitee not being entitled to vote thereon).

     4.  Continuation of Indemnity.  All agreements and obligations of the
         -------------------------
Corporation contained herein shall continue during the period Indemnitee is a director, executive officer, officer, employee, or other agent of the corporation (or is serving or had served at the request of the Corporation as a director, executive officer, officer, employee, or other agent of another

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corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, by reason of the fact that Indemnitee had served in the capacity referred to herein.

     5.  Partial Indemnification.  Indemnitee shall be entitled under this
         -----------------------
Agreement to indemnification by the Corporation for a portion of the expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement, and any other amounts that Indemnitee becomes legally obligated to pay in connection with any action, suit, or proceeding referred to in Section 2 hereof even if not entitled hereunder to indemnification for the total amount thereof, and the Corporation shall indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

     6.  Notification and Defense of Claim.  Not later than thirty (30) days
         ---------------------------------
after receipt by Indemnitee of notice of the commencement of any action, suit, or proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof, but the omission so to notify the Corporation will not relieve it from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any such action, suit, or proceeding as to which Indemnitee notifies the Corporation of the commencement thereof:

         a. the Corporation will be entitled to participate therein at its own expense;

         b. except as otherwise provided below, the Corporation may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from the Corporation to Indemnitee of its election to assume the defense thereof, the Corporation will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof except for reasonable costs of investigation or otherwise as provided below. Indemnitee shall have the right to employ separate counsel in such action, suit, or proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Corporation, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnitee in the conduct of the defense of such action, or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Indemnitee's separate counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit, or proceeding brought by or on behalf of the Corporation or as to which Indemnitee shall have made the conclusion provided for in clause (ii) above; and

         c. the Corporation shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which shall not be unreasonably withheld. The Corporation shall be permitted to settle

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any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent, which may be given or withheld in Indemnitee's sole discretion.

     7.  Expenses.  The Corporation shall advance, prior to the final
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disposition of any proceeding, promptly following request therefor, all expenses incurred by Indemnitee in connection with such proceeding upon receipt of an undertaking by or on behalf of Indemnitee to repay said amounts if it shall be determined ultimately that Indemnitee is not entitled to be indemnified under the provisions of this Agreement, the Articles, the Bylaws, the Code, or otherwise. Notwithstanding the foregoing, unless otherwise determined pursuant to Section 8, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum consisting of directors who are not parties to the proceeding (or, if no such quorum exists, by independent legal counsel in a written opinion) that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that the Indemnitee acted in bad faith or in a manner that the Indemnitee did not believe to be in the best interests of the Corporation and its shareholders.

     8.  Determination by the Corporation.  To the extent required by the Code,
         --------------------------------
promptly after receipt of a request for indemnification hereunder made by Indemnitee (and in any event within 90 days), the Corporation shall make a reasonable, good faith determination as to whether indemnification of Indemnitee is proper under the Code by means of:

         a. a majority vote of a quorum consisting of directors who are not parties to such proceeding;

         b. if such quorum is not obtainable, by independent legal counsel in a written opinion; or

         c. approval or ratification by the affirmative vote of a majority of the shares of the Corporation represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) or by written consent of a majority of the outstanding shares entitled to vote; where in each case the shares owned by the person to be indemnified shall not be considered entitled to vote thereon.

     Such determination shall be reasonably made in good faith by the decision-making party based upon the facts known to the decision-making party at the time such determination is made.

     9.  Enforcement.  Any right to indemnification or advances granted by this
         -----------
Agreement to Indemnitee shall be enforceable by or on behalf of Indemnitee in the forum in which the proceeding is or was pending, or, if such forum is not available or a determination is made that such forum is not convenient, in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. Indemnitee, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his or her claim. The Corporation shall be entitled to raise by pleading as an affirmative defense to any

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action for which a claim for indemnification is made under Section 2 hereof that
Indemnitee is not entitled to indemnification because of the limitations set forth in Section 3 hereof. Neither the failure of the Corporation (including its Board of Directors, its shareholders, or independent legal counsel) to have made a determination prior to the commencement of such enforcement action that indemnification of Indemnitee is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors, its shareholders, or independent legal counsel) that such indemnification is improper shall be a defense to the action or create a presumption that Indemnitee is not entitled to indemnification under this Agreement or otherwise.

     10.  Subrogation.  In the event of payment under this Agreement, the
          -----------
Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.

     11.  Non-Exclusivity of Rights.  The rights conferred on Indemnitee by this
          -------------------------
Agreement shall not be exclusive of any other right which Indemnitee may have or hereafter acquire under any statute, provision of the Articles or Bylaws, agreement, vote of shareholders or directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office.

     12.  Survival of Rights.
          ------------------

          a. The rights conferred on Indemnitee by this Agreement shall continue after Indemnitee has ceased to be a director, executive officer, officer, employee, or other agent of the Corporation or to serve at the request of the Corporation as a director, executive officer, officer, employee, or other agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise and shall inure to the benefit of Indemnitee's heirs, executors, and administrators.

          b. The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation, or otherwise) to all or substantially all of the business or assets of the Corporation, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place.

     13.  Separability.  Each of the provisions of this Agreement is a separate
          ------------
and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. Furthermore, if this Agreement shall be invalidated in its entirety on any ground, then the Corporation shall nevertheless indemnify Indemnitee to the fullest extent provided by the Articles, the Bylaws, the Code, or any other applicable law.

     14.  Governing Law.  This Agreement shall be interpreted and enforced in
          -------------
accordance with the laws of the State of California.

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     15.  Amendment and Termination.  No amendment, modification, termination,
          -------------------------
or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

     16.  Identical Counterparts.  This Agreement may be executed in one or more
          ----------------------
counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement.

     17.  Headings.  The headings of the sections of this Agreement are inserted
          --------
for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

     18.  Notices.  All notices, requests, demands, and other communications
          -------
hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand to the party to whom such communication was directed or, (ii) upon the next business day after delivery by facsimile, or
(iii) if delivered by nationally-recognized courier company under circumstances wherein such courier company guarantees next business day delivery, then on the next business day following the day of delivery of the notice to the courier company.

          a. if to Indemnitee, at the address indicated below his or her signature hereunder.

          b.   if to the Corporation, to

               Tier Technologies, Inc.
               1350 Treat Boulevard, Suite 250
               Walnut Creek, CA  94596
               Attention:  _________________

or to such other address as may have been furnished to Indemnitee by the Corporation.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                      "CORPORATION"

                                      TIER TECHNOLOGIES, INC.


                                      By:

                                      Its:
                                           -----------------------------------

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                                        "INDEMNITEE"



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                                                (signature)



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                                                (print or type name)



                                        ADDRESS

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